UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2015

Annual Report
to Shareholders

Deutsche CROCI® International Fund

(formerly Deutsche International Fund)

Contents

3 Letter to Shareholders

5 Portfolio Management Review

13 Performance Summary

16 Investment Portfolio

21 Statement of Assets and Liabilities

23 Statement of Operations

24 Statement of Changes in Net Assets

25 Financial Highlights

31 Notes to Financial Statements

46 Report of Independent Registered Public Accounting Firm

47 Information About Your Fund's Expenses

49 Tax Information

50 Advisory Agreement Board Considerations and Fee Evaluation

55 Board Members and Officers

60 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund will be managed on the premise that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not always be correct and prospective investors should evaluate this assumption prior to investing in the fund. The fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Despite slow growth during the first half of 2015 and disturbing market volatility in late summer, the U.S. economy’s underlying fundamentals remain sound. Employment growth has been solid, the housing market continues to improve and households have strengthened their finances. Real income is firming and, while consumers remain cautious, they’re likely to loosen their purse strings over time.

In short, our economists see an environment that should support modestly above-trend domestic growth. The strong U.S. dollar continues to act as a headwind to exports and (for those whose positions are not hedged) a detractor from foreign equity returns.

The Federal Reserve Board is likely to start raising short-term interest rates in the coming months. However, the specific timing remains unclear. In any case, analysts expect the process to be gradual. Meanwhile, Europe’s slow but steady recovery remains on track, and central bank easing should continue to stimulate growth, albeit at the cost of increased volatility.

This view may seem overly optimistic in light of recent developments in China. Indeed, our Chief Investment Officer, Asoka Wohrmann, wrote in his September update: "The risks from China’s transformation should not be underestimated. The country has a one-sixth share of global trade, and its growth looks set to be more unpredictable in the future." Nevertheless, he adds "We are still optimistic about the global economy and about most stock exchanges…. Our scenario is based on the assumption that the upswings in Europe and the United States are sufficiently self-supporting not to be derailed by developments in China."

We encourage you to visit us at deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from Mr. Wohrmann and our economists, we want to ensure that you have the resources you need to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 13 through 15 for more complete performance information.

Investment Strategy and Process

The fund seeks long-term growth of capital. In seeking this objective, the fund invests at least 65% of its total assets in foreign equities. Portfolio management will select approximately 50 stocks of companies that offer economic value utilizing the Cash Return on Capital Invested (CROCI®) strategy as the primary factor, in addition to other factors. Under the CROCI® strategy, economic value is measured using various metrics such as the CROCI® Economic Price Earnings Ratio. The CROCI® Economic Price Earnings Ratio is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e., price/book value divided by return on equity). The CROCI® Economic Price Earnings Ratio and other CROCI® metrics may be adjusted from time to time. The CROCI® strategy may apply other measures of company valuation, as determined by the CROCI® Investment Strategy and Valuation Group. Portfolio management may use criteria other than the CROCI® strategy in selecting investments. At times, the number of stocks held in the fund may be higher or lower than 50 stocks at the discretion of portfolio management or as a result of corporate actions, mergers or other events. Portfolio management will select stocks from a universe consisting of approximately 330 of the largest equities by market capitalization in the MSCI EAFE Index, excluding financial stocks. The fund is rebalanced periodically in accordance with the CROCI® strategy’s rules (re-selecting approximately 50 stocks that will make up the fund), and the regional weighting in the fund is targeted to match the regional weighting of the fund’s benchmark, the MSCI EAFE Index. During the selection process, certain portfolio selection buffers are applied in an attempt to reduce the annual turnover of the strategy.

The fund returned –4.68% during the 12-month period ended August 31, 2015, outperforming both the –7.47% return of the MSCI EAFE Index and the –7.73% average return for the funds in its Morningstar peer group, Foreign Large Blend Funds.

International equities finished the period in negative territory in U.S. dollar terms, reflecting investors’ caution regarding the prospect of slower-than-expected global growth and instability in China’s financial markets. In addition, the falling value of foreign currencies relative to the U.S. dollar detracted significantly from returns for dollar-based investors.

"We are pleased that the fund outperformed its benchmark in a highly volatile and potentially challenging environment."

Stocks began the period on a down note, as the markets had to digest the sharp downturn in oil prices and weak economic data out of Europe and Japan during the final four months of 2014. Global indices generally reached their lows in the first week of January, setting the stage for a rally that lasted through the end of May. During this time, stocks moved steadily higher due to the combination of a stabilization in oil prices, signs that Europe’s economy had begun to recover and the accommodative policies of the world’s central banks. In the final three months of the period, however, a variety of factors caused stocks to decline sharply and, in many markets, fall below the lows they had established in January. The primary issue weighing on stock prices in this interval was the precipitous decline in Chinese equities and the country’s subsequent decision to devalue its currency, events that helped draw attention to the substantial slowdown in the Chinese economy. Coming at a time at which investors had become concerned about below-trend global growth and falling commodity prices, the uncertainty regarding China helped fuel selling across the global equity markets.

Fund Performance

While the fund’s primary focus is on individual stock selection, we also seek to hedge the portfolio against currency risk through the use of forward currency contracts. The goal of this strategy is to provide pure exposure to the performance of equities and dampen the volatility associated with currency movements. This aspect of our approach was an important factor in the fund’s outperformance during the past 12 months ended August 31, 2015, as most major foreign currencies declined substantially relative to the U.S. dollar. With this said, it’s important to keep in mind that the goal of our currency hedging strategy is to reduce volatility and not to boost short-term returns.

The fund was also helped by its positioning in the consumer discretionary sector, where we benefited from both positive stock selection and our overweight (above-benchmark) position in this outperforming group. The Japanese homebuilder Sekisui House, Ltd., which rose on better housing demand and favorable conditions for its overseas investments, was our largest contributor in the sector. Positions in Toyota Industries Corp. and the tire producers Continental AG and Bridgestone Corp. also added value for the fund.

The fund was further helped by its zero-weighting in financial stocks, which underperformed due to the backdrop of slow global growth and the lack of upward pressure on short-term interest rates. The fund doesn’t invest in financial stocks, since they use so much balance sheet leverage as to make them incomparable with other companies. In addition, their official disclosures are often insufficient and their accounting practices can be ambiguous. Although the fund’s lack of a position in financials can cause it to experience divergences in short-term performance relative to the benchmark, we believe it helps maximize the potential impact of the CROCI® process over the long term.

These positive factors were offset, to some extent, by our underperformance within the energy sector. Energy stocks were hit hard by the sharp downturn in the price of oil, finishing the 12-month period ended August 31, 2015 with the worst performance of the 10 major sectors. As a result, the fund’s overweight position in energy had an adverse affect on our relative performance. Stock selection also played a role in our underperformance within the sector, as our investments in Origin Energy Ltd., Transocean Ltd.,* Tenaris SA, and Woodside Petroleum Ltd., among other stocks, finished the year with returns below that of the sector as a whole.

* Not held in the portfolio as of August 31, 2015.

Our stock selection in the utilities sector also had an adverse impact on returns. Our position in the German electric utility E.ON SE lost ground due to lower demand in its power-generation business amid a push for renewable energy in Europe. Additionally, the company faced potential regulatory hurdles regarding its efforts to spin off its nuclear business. The Finland-based electricity provider Fortum Oyj also underperformed, as weakness in power prices and reduced earnings power stemming from the depreciation of the Russian ruble hurt the stock’s performance. The fund’s overweight position in materials stocks, which lagged the broader market by a wide margin due to slowing demand from China and the concurrent collapse in commodity prices, also had a negative impact on relative performance. However, we made up for the impact of the overweight via stock selection in the sector, highlighted by our investments in Nitto Denko Corp.,* K+S AG (a German fertilizer company that was bid for at a premium) and the British mining company Glencore PLC.*

* Not held in the portfolio as of August 31, 2015.

Outlook and Positioning

The periodic concerns about the global economic outlook led to significant outperformance for growth stocks during the past year, which worked against our value-oriented strategy. However, the market’s preference for growth vs. value tends to run in cycles over time, and two factors could lead to improved performance for value stocks. First, we believe signs of better-than-expected growth in the global economy may sap the demand for growth stocks and potentially prompt investors to place a renewed emphasis on valuations. We also believe value stocks can hold up well if the market continues to exhibit volatility, since their recent underperformance has helped make their valuations more attractive.

Ten Largest Equity Holdings at August 31, 2015 (21.3% of Net Assets)	Country	Percent
1. Tenaris SA Manufactures seamless steel pipe products on a global basis	Luxembourg	2.2%
2. Persimmon PLC Designs, builds and develops residential housing	United Kingdom	2.2%
3. Asahi Kasei Corp. Produces synthetic fibers and industrial chemicals	Japan	2.2%
4. Barratt Developments PLC Develops and builds properties	United Kingdom	2.1%
5. Antofagasta PLC Owns and operates copper mines in Chile and conducts exploration activities in Chile and Peru	United Kingdom	2.1%
6. Rolls-Royce Holdings PLC Manufactures aero, marine and industrial gas trubines for civil and military aircraft	United Kingdom	2.1%
7. BHP Billiton Ltd. Producer of petroleum, minerals and steel products	Australia	2.1%
8. Smiths Group PLC Manufactures aerospace electronics, medical systems, industrial products and sealing systems	United Kingdom	2.1%
9. Rio Tinto PLC Operator of a mining, manufacturing and development company	United Kingdom	2.1%
10. A P Moller-Maersk AS Shipping company with diversified holdings	Denmark	2.1%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 60 for contact information.

Portfolio Manager

Di Kumble, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Senior Portfolio Manager, Head of Tax Managed Equities: New York.

— Joined Deutsche Asset & Wealth Management in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

— PhD in Chemistry, Princeton University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Foreign Large Blend Funds category consists of funds that typically invest in a variety of large international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France and Germany, and tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand. These funds typically will have less than 20% of assets invested in U.S. stocks.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Performance Summary August 31, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/15
Unadjusted for Sales Charge	–4.68%	6.73%	2.54%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–10.17%	5.47%	1.93%
MSCI EAFE Index†	–7.47%	7.05%	3.96%
MSCI EAFE US Dollar Hedged Index††	5.48%	9.81%	5.07%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/15
Unadjusted for Sales Charge	–5.57%	5.78%	1.65%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–8.16%	5.62%	1.65%
MSCI EAFE Index†	–7.47%	7.05%	3.96%
MSCI EAFE US Dollar Hedged Index††	5.48%	9.81%	5.07%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/15
Unadjusted for Sales Charge	–5.35%	5.91%	1.75%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–5.35%	5.91%	1.75%
MSCI EAFE Index†	–7.47%	7.05%	3.96%
MSCI EAFE US Dollar Hedged Index††	5.48%	9.81%	5.07%
Class R6			Life of Class*
Average Annual Total Returns as of 8/31/15
No Sales Charges			–2.77%
MSCI EAFE Index†			–3.67%
MSCI EAFE US Dollar Hedged Index††			2.22%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/15
No Sales Charges	–4.48%	7.03%	2.85%
MSCI EAFE Index†	–7.47%	7.05%	3.96%
MSCI EAFE US Dollar Hedged Index††	5.48%	9.81%	5.07%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/15
No Sales Charges	–4.37%	7.16%	2.96%
MSCI EAFE Index†	–7.47%	7.05%	3.96%
MSCI EAFE US Dollar Hedged Index††	5.48%	9.81%	5.07%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2014 are 1.18%, 2.12%, 1.97%, 0.75%, 0.90% and 0.84% for Class A, Class B, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche CROCI® International Fund — Class A ■ MSCI EAFE Index† ■ MSCI EAFE US Dollar Hedged Index††

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on December 1, 2014. The performance shown for the index is for the time period from November 30, 2014 through August 31, 2015, which is based on the performance period of the life of Class R6.

† The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

†† MSCI EAFE US Dollar Hedged Index is designed to provide exposure to equity securities in developed international stock markets, while at the same time mitigating exposure to fluctuations between the value of the US dollar and selected non-US currencies.

	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Net Asset Value
8/31/15	$ 44.94	$ 44.44	$ 44.47	$ 44.89	$ 45.15	$ 44.97
8/31/14	$ 52.11	$ 51.51	$ 51.48	$ —	$ 52.40	$ 52.17
Distribution Information as of 8/31/15
Income Dividends, Twelve Months	$ 4.87	$ 4.35	$ 4.40	$ 5.10**	$ 5.04	$ 5.05

** For the period from December 1, 2014 (commencement of operations) to August 31, 2015.

Investment Portfolio as of August 31, 2015

	Shares	Value ($)

Common Stocks 98.3%
Australia 5.6%
BHP Billiton Ltd.	2,968,989	54,034,273
Origin Energy Ltd.	6,820,371	40,520,964
Woodside Petroleum Ltd.	2,230,343	51,748,339
(Cost $200,887,093)		146,303,576
Denmark 2.1%
A P Moller-Maersk AS "B" (Cost $65,786,855)	31,469	53,676,178
Finland 2.0%
Fortum Oyj (Cost $66,295,071)	3,218,217	52,503,329
France 7.8%
Electricite de France SA	2,364,664	51,314,872
Engie	2,866,056	51,524,383
Kering	297,480	51,110,581
Sanofi	507,290	50,224,658
(Cost $228,862,471)		204,174,494
Germany 7.7%
Continental AG	235,663	50,112,559
E.ON SE	4,080,000	46,248,234
K+S AG (Registered)	1,355,453	50,965,415
Siemens AG (Registered)	534,316	52,991,324
(Cost $225,308,618)		200,317,532
Hong Kong 2.0%
CLP Holdings Ltd. (Cost $54,918,628)	6,443,611	53,475,753
Japan 21.5%
Asahi Kasei Corp.	7,212,403	57,456,837
Bridgestone Corp.	1,496,704	50,164,363
Denso Corp.	1,159,885	51,783,767
Isuzu Motors Ltd.	4,296,280	48,874,777
JGC Corp.	3,197,573	46,704,794
Kyocera Corp.	1,089,277	53,323,337
Mitsubishi Electric Corp.	4,614,315	46,001,428
Otsuka Holdings Co., Ltd.	1,460,095	49,819,136
Sekisui House Ltd.	3,542,222	52,850,478
Sumitomo Metal Mining Co., Ltd.	4,014,930	51,103,704
Toyota Industries Corp.	1,021,381	50,768,795
(Cost $614,582,563)		558,851,416
Luxembourg 2.2%
Tenaris SA (a)	4,223,178	55,987,952
Tenaris SA (a)	182,156	2,367,027
(Cost $67,495,176)		58,354,979
Netherlands 1.9%
Koninklijke DSM NV (Cost $56,228,850)	951,751	50,004,159
Singapore 3.5%
Keppel Corp., Ltd.	9,233,955	44,856,513
Singapore Airlines Ltd.	6,451,770	45,303,967
(Cost $118,082,795)		90,160,480
Spain 1.9%
Gas Natural SDG SA (Cost $58,995,898)	2,422,140	49,245,049
Sweden 1.9%
Telefonaktiebolaget LM Ericsson "B" (Cost $61,272,660)	5,043,929	49,432,222
Switzerland 11.5%
ABB Ltd. (Registered)*	2,683,968	51,842,331
Cie Financiere Richemont SA (Registered)	653,053	48,868,315
Roche Holding AG (Genusschein)	189,722	51,949,551
Sika AG (Bearer)	15,693	52,003,787
Swatch Group AG (Bearer)	128,205	49,119,570
Syngenta AG (Registered)	130,926	45,445,966
(Cost $326,633,581)		299,229,520
United Kingdom 26.7%
Anglo American PLC	4,523,806	51,518,990
Antofagasta PLC	5,972,763	55,782,943
Barratt Developments PLC	5,704,146	55,975,518
Burberry Group PLC	2,287,205	49,501,894
easyJet PLC	2,041,860	52,732,337
Johnson Matthey PLC	1,265,663	52,498,444
Persimmon PLC*	1,803,965	58,159,151
Rexam PLC	6,353,002	52,496,656
Rio Tinto PLC	1,466,268	53,700,066
Rolls-Royce Holdings PLC	4,783,329	54,526,705
Smiths Group PLC	3,106,417	53,707,406
SSE PLC	2,339,599	52,761,792
The Weir Group PLC	2,346,363	50,542,801
(Cost $795,041,393)		693,904,703
Total Common Stocks (Cost $2,940,391,652)		2,559,633,390

Cash Equivalents 0.2%
Central Cash Management Fund, 0.11% (b) (Cost $4,162,171)	4,162,171	4,162,171
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,944,553,823)†	98.5	2,563,795,561
Other Assets and Liabilities, Net	1.5	38,600,923
Net Assets	100.0	2,602,396,484

* Non-income producing security.

† The cost for federal income tax purposes was $2,947,240,507. At August 31, 2015, net unrealized depreciation for all securities based on tax cost was $383,444,946. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,828,934 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $395,273,880.

(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At August 31, 2015, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	31,408	DKK	209,000	9/30/2015	35	Merrill Lynch & Co., Inc.
AUD	200,116,000	USD	142,556,635	9/30/2015	362,197	Morgan Stanley
CHF	279,803,000	USD	293,609,395	9/30/2015	3,868,274	Goldman Sachs & Co.
DKK	356,911,000	USD	54,001,585	9/30/2015	305,727	Goldman Sachs & Co.
EUR	517,076,000	USD	583,691,935	9/30/2015	3,201,435	Citigroup, Inc.
EUR	29,873,000	USD	33,729,604	9/30/2015	192,962	Merrill Lynch & Co., Inc.
GBP	408,030,000	USD	639,623,748	9/30/2015	13,607,733	Morgan Stanley
JPY	66,737,935,000	USD	554,573,084	9/30/2015	3,808,270	Merrill Lynch & Co., Inc.
SGD	128,620,000	USD	91,714,204	9/30/2015	700,257	Morgan Stanley
Total unrealized appreciation					26,046,890
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	137,411	AUD	192,000	9/30/2015	(984)	Citigroup, Inc.
USD	6,331,750	JPY	764,543,000	9/30/2015	(22,244)	Citigroup, Inc.
HKD	389,217,000	USD	50,216,041	9/30/2015	(4,341)	Morgan Stanley
SEK	408,470,000	USD	48,265,237	9/30/2015	(15,729)	Goldman Sachs & Co.
Total unrealized depreciation					(43,298)
Currency Abbreviations
AUD Australian Dollar CHF Swiss Franc DKK Danish Krone EUR Euro GBP British Pound HKD Hong Kong Dollar JPY Japanese Yen SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ —	$ 146,303,576	$ —	$ 146,303,576
Denmark	—	53,676,178	—	53,676,178
Finland	—	52,503,329	—	52,503,329
France	—	204,174,494	—	204,174,494
Germany	—	200,317,532	—	200,317,532
Hong Kong	—	53,475,753	—	53,475,753
Japan	—	558,851,416	—	558,851,416
Luxembourg	—	58,354,979	—	58,354,979
Netherlands	—	50,004,159	—	50,004,159
Singapore	—	90,160,480	—	90,160,480
Spain	—	49,245,049	—	49,245,049
Sweden	—	49,432,222	—	49,432,222
Switzerland	—	299,229,520	—	299,229,520
United Kingdom	—	693,904,703	—	693,904,703
Short-Term Investments	4,162,171	—	—	4,162,171
Derivatives (c)
Forward Foreign Currency Exchange Contracts	—	26,046,890	—	26,046,890
Total	$ 4,162,171	$ 2,585,680,280	$ —	$ 2,589,842,451
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (c)
Forward Foreign Currency Exchange Contracts	$ —	$ (43,298)	$ —	$ (43,298)
Total	$ —	$ (43,298)	$ —	$ (43,298)

There have been no transfers between fair value measurement levels during the year ended August 31, 2015.

(c) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of August 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $2,940,391,652)	$ 2,559,633,390
Investment in Central Cash Management Fund (cost $4,162,171)	4,162,171
Total investments in securities, at value (cost $2,944,553,823)	2,563,795,561
Cash	639,763,580
Receivable for Fund shares sold	10,683,768
Dividends receivable	10,078,529
Interest receivable	6,926
Unrealized appreciation on forward foreign currency exchange contracts	26,046,890
Foreign taxes recoverable	2,182,049
Other assets	134,833
Total assets	3,252,692,136
Liabilities
Foreign cash overdraft, at value (cost $635,677,311)	635,677,051
Payable for investments purchased	1,131,164
Payable for Fund shares redeemed	10,026,399
Unrealized depreciation on forward foreign currency exchange contracts	43,298
Accrued management fee	1,316,734
Accrued Directors' fees	9,054
Other accrued expenses and payables	2,091,952
Total liabilities	650,295,652
Net assets, at value	$ 2,602,396,484
Net Assets Consist of
Undistributed net investment income	62,219,745
Net unrealized appreciation (depreciation) on: Investments	(380,758,262)
Foreign currency	25,893,110
Accumulated net realized gain (loss)	(529,736,053)
Paid-in capital	3,424,777,944
Net assets, at value	$ 2,602,396,484

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($615,346,151 ÷ 13,691,664 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 44.94
Maximum offering price per share (100 ÷ 94.25 of $44.94)	$ 47.68

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($252,546 ÷ 5,683 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 44.44

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($160,014,726 ÷ 3,598,410 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 44.47
Class R6 Net Asset Value, offering and redemption price(a) per share ($1,136,051 ÷ 25,307 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 44.89
Class S Net Asset Value, offering and redemption price(a) per share ($1,544,480,218 ÷ 34,204,648 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$ 45.15
Institutional Class Net Asset Value, offering and redemption price(a) per share ($281,166,792 ÷ 6,252,354 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 44.97

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended August 31, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $5,171,044)	$ 65,041,754
Income distributions — Central Cash Management Fund	49,754
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,106,480
Total income	66,197,988
Expenses: Management fee	9,272,319
Administration fee	1,642,612
Services to shareholders	2,504,713
Distribution and service fees	1,308,335
Custodian fee	433,067
Professional fees	142,644
Reports to shareholders	137,708
Registration fees	173,894
Directors' fees and expenses	42,003
Other	62,022
Total expenses before expense reductions	15,719,317
Expenses reductions	(398)
Total expenses after expense reductions	15,718,919
Net investment income	50,479,069
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	15,766,927
Foreign currency	79,543,586
Payments by affiliates (see Note G)	383,747
95,694,260
Change in net unrealized appreciation (depreciation) on: Investments	(390,457,647)
Foreign currency	25,167,791
(365,289,856)
Net gain (loss)	(269,595,596)
Net increase (decrease) in net assets resulting from operations	$ (219,116,527)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended August 31,
Increase (Decrease) in Net Assets	2015	2014
Operations: Net investment income (loss)	$ 50,479,069	$ 28,316,934
Net realized gain (loss)	95,694,260	155,594,684
Change in net unrealized appreciation (depreciation)	(365,289,856)	(59,873,523)
Net increase (decrease) in net assets resulting from operations	(219,116,527)	124,038,095
Distributions to shareholders from: Net investment income: Class A	(12,616,329)	(1,703,654)
Class B	(37,366)	(7,692)
Class C	(1,526,337)	(68,181)
Class R6*	(994)	—
Class S	(69,534,644)	(13,625,400)
Institutional Class	(1,304,515)	(85,600)
Total distributions	(85,020,185)	(15,490,527)
Fund share transactions: Proceeds from shares sold	2,362,706,169	49,650,731
Reinvestment of distributions	79,925,853	14,290,353
Payments for shares redeemed	(412,094,510)	(105,489,977)
Net assets acquired in tax-free reorganization**	68,994,722	—
Redemption fees	21,349	9,864
Net increase (decrease) in net assets from Fund share transactions	2,099,553,583	(41,539,029)
Increase (decrease) in net assets	1,795,416,871	67,008,539
Net assets at beginning of period	806,979,613	739,971,074
Net assets at end of period (including undistributed net investment income of $62,219,745 and $39,373,136, respectively)	2,602,396,484	$ 806,979,613

* For the period from December 1, 2014 (commencement of operations of Class R6) to August 31, 2015.

** On August 14, 2015, Deutsche International Value Fund was acquired by the Fund through a tax-free reorganization (see Note H).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended August 31,
Class A	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 52.11	$ 45.32	$ 40.14	$ 40.49	$ 39.41
Income (loss) from investment operations: Net investment income (loss)[a]	1.48	1.67[b]	.91	1.04	.67
Net realized and unrealized gain (loss)	(3.78)	5.99	5.60	(.49)	1.31
Total from investment operations	(2.30)	7.66	6.51	.55	1.98
Less distributions from: Net investment income	(4.87)	(.87)	(1.33)	(.93)	(.98)
Increase from regulatory settlements	—	—	—	.03[d]	.08[d]
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 44.94	$ 52.11	$ 45.32	$ 40.14	$ 40.49
Total Return (%)[c]	(4.68)	16.99	16.42	1.63[d]	4.97[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	615	105	93	92	107
Ratio of expenses (%)	1.08	1.18	1.21	1.25	1.23
Ratio of net investment income (loss) (%)	3.02	3.34[b]	2.06	2.70	1.48
Portfolio turnover rate (%)	76	167	76	91	202

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.45 per share and 0.89% of average daily net assets, for the year ended August 31, 2014.

[c] Total return does not reflect the effect of any sales charges.

[d] Includes non-affiliated regulatory settlements, which amounted to $0.034 and $0.079 per share for the periods ended August 31, 2012 and 2011, respectively. Excluding these non-recurring payments, total return would have been 0.09% and 0.17% lower for the periods ended August 31, 2012 and 2011, respectively.

* Amount is less than $.005.

	Years Ended August 31,
Class B	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 51.51	$ 44.78	$ 39.65	$ 40.05	$ 38.96
Income (loss) from investment operations: Net investment income (loss)[a]	.65	1.12[b]	.48	.64	.33
Net realized and unrealized gain (loss)	(3.37)	6.01	5.55	(.44)	1.29
Total from investment operations	(2.72)	7.13	6.03	.20	1.62
Less distributions from: Net investment income	(4.35)	(.40)	(.90)	(.63)	(.61)
Increase from regulatory settlements	—	—	—	.03[e]	.08[e]
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 44.44	$ 51.51	$ 44.78	$ 39.65	$ 40.05
Total Return (%)[c]	(5.57)[d]	15.96[d]	15.34	.59[e]	4.26[d,e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3	1	1	2	3
Ratio of expenses before expense reductions (%)	2.15	2.12	2.13	2.19	2.08
Ratio of expenses after expense reductions (%)	2.05	2.07	2.13	2.19	2.01
Ratio of net investment income (loss) (%)	1.32	2.27[b]	1.11	1.66	.70
Portfolio turnover rate (%)	76	167	76	91	202

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.45 per share and 0.89% of average daily net assets, for the year ended August 31, 2014.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Includes non-affiliated regulatory settlements, which amounted to $0.034 and $0.079 per share for the periods ended August 31, 2012 and 2011, respectively. Excluding these non-recurring payments, total return would have been 0.09% and 0.17% lower for the periods ended August 31, 2012 and 2011, respectively.

* Amount is less than $.005.

	Years Ended August 31,
Class C	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 51.48	$ 44.76	$ 39.65	$ 39.99	$ 38.91
Income (loss) from investment operations: Net investment income (loss)[a]	1.15	1.26[b]	.54	.73	.33
Net realized and unrealized gain (loss)	(3.76)	5.91	5.54	(.48)	1.29
Total from investment operations	(2.61)	7.17	6.08	.25	1.62
Less distributions from: Net investment income	(4.40)	(.45)	(.97)	(.62)	(.62)
Increase from regulatory settlements	—	—	—	.03[d]	.08[d]
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 44.47	$ 51.48	$ 44.76	$ 39.65	$ 39.99
Total Return (%)[c]	(5.35)	16.07	15.48	.84[d]	4.15[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	160	9	7	7	10
Ratio of expenses (%)	1.85	1.97	2.02	2.03	2.01
Ratio of net investment income (loss) (%)	2.37	2.53[b]	1.25	1.90	.70
Portfolio turnover rate (%)	76	167	76	91	202

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.45 per share and 0.89% of average daily net assets, for the year ended August 31, 2014.

[c] Total return does not reflect the effect of any sales charges.

[d] Includes non-affiliated regulatory settlements, which amounted to $0.034 and $0.079 per share for the periods ended August 31, 2012 and 2011, respectively. Excluding these non-recurring payments, total return would have been 0.09% and 0.17% lower for the periods ended August 31, 2012 and 2011, respectively.

* Amount is less than $.005.

Class R6	Period Ended 8/31/15[a]
Selected Per Share Data
Net asset value, beginning of period	$ 51.27
Income (loss) from investment operations: Net investment income (loss)[b]	.66
Net realized and unrealized gain (loss)	(1.94)
Total from investment operations	(1.28)
Less distributions from: Net investment income	(5.10)
Redemption fees	.00***
Net asset value, end of period	$ 44.89
Total Return (%)	(2.77)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses (%)	.75*
Ratio of net investment income (loss) (%)	1.82*
Portfolio turnover rate (%)	76[c]

[a] For the period from December 1, 2014 (commencement of operations) to August 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Represents the Fund's portfolio turnover rate for the year ended August 31, 2015.

* Annualized

** Not annualized

*** Amount is less than $.005.

	Years Ended August 31,
Class S	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 52.40	$ 45.58	$ 40.38	$ 40.73	$ 39.64
Income (loss) from investment operations: Net investment income (loss)[a]	1.51	1.84[b]	1.04	1.17	.81
Net realized and unrealized gain (loss)	(3.72)	6.00	5.63	(.50)	1.33
Total from investment operations	(2.21)	7.84	6.67	.67	2.14
Less distributions from: Net investment income	(5.04)	(1.02)	(1.47)	(1.05)	(1.13)
Increase from regulatory settlements	—	—	—	.03[c]	.08[c]
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 45.15	$ 52.40	$ 45.58	$ 40.38	$ 40.73
Total Return (%)	(4.48)	17.32	16.76	1.96[c]	5.30[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,544	686	630	607	687
Ratio of expenses (%)	.89	.90	.92	.95	.92
Ratio of net investment income (loss) (%)	3.04	3.64[b]	2.36	3.00	1.79
Portfolio turnover rate (%)	76	167	76	91	202

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.45 per share and 0.89% of average daily net assets, for the year ended August 31, 2014.

[c] Includes non-affiliated regulatory settlements, which amounted to $0.034 and $0.079 per share for the periods ended August 31, 2012 and 2011, respectively. Excluding these non-recurring payments, total return would have been 0.09% and 0.17% lower for the periods ended August 31, 2012 and 2011, respectively.

* Amount is less than $.005.

	Years Ended August 31,
Institutional Class	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 52.17	$ 45.41	$ 40.25	$ 40.57	$ 39.50
Income (loss) from investment operations: Net investment income (loss)[a]	1.84	1.61[b]	1.00	1.11	.86
Net realized and unrealized gain (loss)	(3.99)	6.22	5.70	(.37)	1.31
Total from investment operations	(2.15)	7.83	6.70	.74	2.17
Less distributions from: Net investment income	(5.05)	(1.07)	(1.54)	(1.09)	(1.18)
Increase from regulatory settlements	—	—	—	.03[c]	.08[c]
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 44.97	$ 52.17	$ 45.41	$ 40.25	$ 40.57
Total Return (%)	(4.37)	17.38	16.91	2.15[c]	5.40[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	281	6	9	14	21
Ratio of expenses (%)	.82	.84	.80	.77	.80
Ratio of net investment income (loss) (%)	3.76	3.20[b]	2.29	2.86	1.91
Portfolio turnover rate (%)	76	167	76	91	202

[a] Based on average shares outstanding during the period.

[b] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.45 per share and 0.89% of average daily net assets, for the year ended August 31, 2014.

[c] Includes non-affiliated regulatory settlements, which amounted to $0.034 and $0.079 per share for the periods ended August 31, 2012 and 2011, respectively. Excluding these non-recurring payments, total return would have been 0.09% and 0.17% lower for the periods ended August 31, 2012 and 2011, respectively.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche CROCI® International Fund (formerly Deutsche International Fund) (the "Fund") is a diversified series of Deutsche International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R6 shares commenced operations on December 1, 2014. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG was the lending agent for the period from September 1, 2014 to August 23, 2015. Effective August 24, 2015, Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended August 31, 2015, the Fund invested the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at August 31, 2015.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $502,504,000, including $496,910,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2017 ($181,021,000) and August 31, 2018 ($315,889,000), the respective expiration dates, whichever occurs first; and approximately $5,594,000 of post-enactment losses inherited from its merger with Deutsche International Value Fund, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,820,000) and long-term losses ($3,774,000), which may be subject to certain limitations under Section 382-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, certain securities sold at a loss and, prior to January 15, 2015, recognition of certain foreign currency gains (losses) as ordinary income (loss). As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 62,981,023
Capital loss carryforwards	$ (502,504,000)
Net unrealized appreciation (depreciation) on investments	$ (383,444,946)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2015	2014
Distributions from ordinary income	$ 85,020,185	$ 15,490,527

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended August 31, 2015, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated assets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of August 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended August 31, 2015, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from approximately $741,619,000 to $2,491,981,000, and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from $0 to approximately $6,501,000.

The following tables summarize the value of the Fund's derivative instruments held as of August 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 26,046,890
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ (43,298)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$ 90,007,241

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$ 25,218,830

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of August 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$ 3,201,435	$ (23,228)	$ —	$ 3,178,207
Goldman Sachs & Co.	4,174,001	(15,729)	—	4,158,272
Merrill Lynch & Co., Inc.	4,001,267	—	—	4,001,267
Morgan Stanley	14,670,187	(4,341)	—	14,665,846
	$ 26,046,890	$ (43,298)	$ —	$ 26,003,592
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$ 23,228	$ (23,228)	$ —	$ —
Goldman Sachs & Co.	15,729	(15,729)	—	—
Morgan Stanley	4,341	(4,341)	—	—
	$ 43,298	$ (43,298)	$ —	$ —

C. Purchases and Sales of Securities

During the year ended August 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $3,294,635,452 and $1,208,357,640, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $2.5 billion of the Fund's average daily net assets	.565%
Next $2.5 billion of such net assets	.545%
Next $5 billion of such net assets	.525%
Next $5 billion of such net assets	.515%
Over $15 billion of such net assets	.465%

Accordingly, for the year ended August 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.564% of the Fund's average daily net assets.

For the period from September 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.31%
Class B	2.06%
Class C	2.06%
Class S	1.06%
Institutional Class	1.06%

Effective October 1, 2014 through September 30, 2015 and for the period from December 1, 2014 (commencement of operations) through September 30, 2015 for Class R6 shares, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.30%
Class B	2.05%
Class C	2.05%
Class R6	1.05%
Class S	1.05%
Institutional Class	1.05%

Effective October 1, 2015 through September 30, 2016 , the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.37%
Class B	2.12%
Class C	2.12%
Class R6	1.12%
Class S	1.12%
Institutional Class	1.12%

For the year ended August 31, 2015, fees waived and/or expenses reimbursed for Class B were $398.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2015, the Administration Fee was $1,642,612, of which $233,674 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2015
Class A	$ 158,550	$ 25,785
Class B	1,670	219
Class C	16,337	3,173
Class R6	48	29
Class S	572,092	98,309
Institutional Class	5,837	1,753
	$ 754,534	$ 129,268

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2015
Class B	$ 3,087	$ 178
Class C	493,282	103,442
	$ 496,369	$ 103,620

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2015	Annual Rate
Class A	$ 646,773	$ 340,386.21%
Class B	1,018	201.25%
Class C	164,175	98,071.25%
	$ 811,966	$ 438,658

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2015 aggregated $254,897.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2015, the CDSC for Class B and C shares aggregated $214 and $28,386, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2015, DDI received $4,462 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $20,409, of which $8,777 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG was the lending agent for the period from September 1, 2014 to August 23, 2015. Effective August 24, 2015, Brown Brothers Harriman & Co. serves as securities lending agent for the Fund. For the year ended August 31, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $96,328.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2015.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2015		Year Ended August 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	12,429,811	$ 615,984,168	269,198	$ 13,669,486
Class B	330	16,672	368	18,250
Class C	3,356,922	165,399,088	64,726	3,261,424
Class R6*	25,285	1,260,005	—	—
Class S	24,751,521	1,221,325,443	580,658	29,631,123
Institutional Class	7,282,046	358,720,793	59,778	3,070,448
		$ 2,362,706,169		$ 49,650,731
Shares issued to shareholders in reinvestment of distributions
Class A	265,216	$ 12,263,587	33,336	$ 1,651,782
Class B	808	37,186	150	7,395
Class C	30,854	1,418,674	1,295	63,749
Class R6*	22	995	—	—
Class S	1,398,724	64,900,896	251,018	12,483,140
Institutional Class	28,248	1,304,515	1,703	84,287
		$ 79,925,853		$ 14,290,353
Shares redeemed
Class A	(1,507,394)	$ (72,257,305)	(346,570)	$ (17,314,672)
Class B	(7,619)	(378,477)	(11,640)	(573,464)
Class C	(200,918)	(9,543,574)	(38,385)	(1,912,828)
Class S	(5,713,242)	(271,838,913)	(1,571,619)	(79,179,916)
Institutional Class	(1,213,159)	(58,076,241)	(129,730)	(6,509,097)
		$ (412,094,510)		$ (105,489,977)
Shares issued in tax-free reorganization**
Class A	492,314	$ 23,655,550	—	$ —
Class C	228,478	10,866,585	—	—
Class S	680,449	32,852,672	—	—
Institutional Class	33,692	1,619,915	—	—
		$ 68,994,722		$ —
Redemption fees		$ 21,349		$ 9,864
Net increase (decrease)
Class A	11,679,947	$ 579,651,945	(44,036)	$ (1,993,320)
Class B	(6,481)	(324,619)	(11,122)	(547,819)
Class C	3,415,336	168,142,404	27,636	1,412,345
Class R6*	25,307	1,261,000	—	—
Class S	21,117,452	1,047,240,345	(739,943)	(37,055,875)
Institutional Class	6,130,827	303,582,508	(68,249)	(3,354,360)
		$ 2,099,553,583		$ (41,539,029)

* For the period from December 1, 2014 (commencement of operations of Class R6) to August 31, 2015.

** On August 14, 2015, Deutsche International Value Fund was acquired by the Fund through a tax-free reorganization (see Note H).

G. Payments by Affiliates

During the year ended August 31, 2015, the Advisor agreed to reimburse the Fund $383,747 for losses incurred on trades executed incorrectly. The amount of the reimbursement is 0.02% of the Fund's average net assets.

H. Acquisition of Assets

On August 14, 2015, the Fund acquired all of the net assets of Deutsche International Value Fund pursuant to a plan of reorganization approved by the Board of Trustees on May 13, 2015. The acquisition was accomplished by a tax-free exchange of 2,748,102 Class A shares, 1,278,553 Class C shares, 3,800,563 Class S shares and 187,294 Institutional Class shares of Deutsche International Value Fund for 492,314 Class A shares, 228,478 Class C shares, 680,449 Class S shares and 33,692 Institutional Class shares of the Fund, respectively, outstanding on August 14, 2015. Deutsche International Value Fund net assets at that date, $68,994,722, including $(505,287) of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,763,228,476. The combined net assets of the Fund immediately following the acquisition were $2,832,223,198.

The financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Assuming the acquisition has been completed on September 1, 2014, the Fund's pro forma results of operations for the year ended August 31, 2015 are as follows:

Net investment income*	$ 53,010,238
Net gain (loss) on investments	$ (296,839,007)
Net increase (decrease) in net assets resulting from operations	$ (243,828,769)

* Net investment income includes $244,117 of pro forma eliminated expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche International Fund, Inc. and the Shareholders of Deutsche CROCI® International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Deutsche CROCI® International Fund (formerly Deutsche International Fund) (the "Fund") at August 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 23, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2015 to August 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/15	$ 905.50	$ 901.10	$ 902.20	$ 906.30	$ 906.30	$ 906.70
Expenses Paid per $1,000*	$ 5.14	$ 9.82	$ 8.87	$ 3.60	$ 4.28	$ 3.94
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/15	$ 1,019.81	$ 1,014.87	$ 1,015.88	$ 1,021.42	$ 1,020.72	$ 1,021.07
Expenses Paid per $1,000*	$ 5.45	$ 10.41	$ 9.40	$ 3.82	$ 4.53	$ 4.18

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Deutsche CROCI® International Fund	1.07%	2.05%	1.85%	.75%	.89%	.82%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid foreign taxes of $2,387,000 and earned $44,448,000 of foreign source income during the year ended August 31, 2015. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.80 per share as income earned from foreign sources for the year ended August 31, 2015.

For federal income tax purposes, the Fund designates $71,546,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of Deutsche CROCI® International Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Directors that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a market index and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUIAX	SUIBX	SUICX	SCINX	SUIIX
CUSIP Number	25156G 673	25156G 681	25156G 699	25156G 715	25156G 731
Fund Number	468	668	768	2068	1468
For shareholders of Class R6
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Class R6
Nasdaq Symbol	SUIRX
CUSIP Number	25156G 582
Fund Number	1668

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DCIF-2
(R-023091-5 10/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche CROCI International fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$80,379	$0	$0	$2,600
2014	$67,039	$0	$0	$3,113

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$2,600	$30,661	$0	$33,261
2014	$3,113	$63,439	$0	$66,552

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche CROCI® International Fund, a series of Deutsche International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2015